SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C. 20549

                             Form 8-K

                          CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 27, 1996


                GE CAPITAL MORTGAGE SERVICES, INC.
          (as Seller and Servicer under the Pooling and
       Servicing Agreement, dated as of September 1, 1996,
         providing for the issuance of REMIC Multi-Class
            Pass-Through Certificates, Series 1996-14)



                GE Capital Mortgage Services, Inc.
      (Exact name of registrant as specified in its charter)

       New Jersey                 33-5042           21-0627285
  (State or other jurisdiction   (Commission       (I.R.S. Employer
        of incorporation)       File Number)     Identification No.)




                      Three Executive Campus
                  Cherry Hill, New Jersey 08002
        (Address of Principal Executive Office) (Zip Code)




  Registrant's telephone number, including area code (609) 661-6100

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

General.
On September 27, 1996 GE Capital Mortgage Services, Inc., ("GECMSI") offered to investors certain classes of its REMIC Multi-Class Pass-Through Certificates, Series 1996-14 (the "Certificates"), consisting of two groups of Certificates (the "Pool 1 Certificates" and the "Pool 2 Certificates"), each evidencing beneficial ownership interests in a single trust fund (the "Trust Fund"). The assets of the Trust Fund consist primarily of two pools ("Pool 1" and "Pool 2", respectively, and each a "Mortgage Pool") of conventional, one- to four-family residential loans (the "Mortgage Loans"). Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Prospectus dated August 22, 1996 as supplemented by the Prospectus Supplement dated September 19, 1996.

Pool 1

The original principal balance of each Class of the Pool 1
Certificates is as follows:

       Class 1-A1                         $51,260,000.00
       Class 1-A2                         $59,854,000.00
       Class 1-A3                          $8,457,000.00
       Class 1-A4                         $30,363,000.00
       Class 1-A5                         $45,830,000.00
       Class 1-A6                         $35,354,000.00
       Class 1-A7                         $42,083,000.00
       Class 1-A8                         $26,759,000.00
       Class 1-A9                          $7,406,000.00
       Class 1-PO                            $938,116.78
       Class 1-M                           $5,694,000.00
       Class 1-B1                          $3,254,000.00
       Class 1-B2                          $4,067,000.00
       Class 1-B3                          $1,627,000.00
       Class 1-B4                            $976,000.00
       Class 1-B5                          $1,465,048.43
       Class R                                   $100.00
       Class 1-S                                   (1)

                                     ========================
                         Total :         $325,387,265.21
                                     ========================

(1) The Class 1-S Certificates are issued with an initial
    Notional Principal Balance of $293,862,982.08 and shall bear interest at the rate described in the Prospectus Supplement.


The initial Pool 1 Junior Percentage and Pool 1 Senior Percentage are approximately 5.27% and 94.73%, respectively. The initial Pool 1 Group I Senior Percentage and Pool 1 Group II Senior Percentage are approximately 84.20% and 10.53%, respectively. The "Pool 1 Bankruptcy Loss Amount," the "Pool 1 Fraud Loss Amount" and the "Pool 1 Special Hazard Loss Amount" as of the initial issuance of the Certificates are 0.05% ($146,236), 2.00% ($6,507,745) and 1.00% ($3,256,471), respectively, of the aggregate Scheduled Principal Balances of the Pool 1 Mortgage Loans as of September 1, 1996 (the "Cut-off Date").






Pool 2

The original principal balance of each Class of the Pool 2
Certificates is as follows:

       Class 2-A1                           $41,251,000.00
       Class 2-A2                           $19,237,000.00
       Class 2-A3                           $26,125,000.00
       Class 2-A4                           $11,770,000.00
       Class 2-A5                            $7,796,000.00
       Class 2-PO                              $238,670.65
       Class 2-M                             $1,658,000.00
       Class 2-B1                              $829,000.00
       Class 2-B2                              $775,000.00
       Class 2-B3                              $276,000.00
       Class 2-B4                              $166,000.00
       Class 2-B5                              $442,340.16
       Class 2-S                                     (1)

                                       =======================
                           Total :         $110,564,010.81
                                       =======================

(1) The Class 2-S Certificates are issued with an initial
    Notional Principal Balance of $103,736,974.96 and shall bear interest at the rate described in the Prospectus Supplement.


The initial Pool 2 Junior Percentage and Pool 2 Senior Percentage are approximately 3.76% and 96.24%, respectively. The initial Pool 2 Group I Senior Percentage and Pool 2 Group II Senior Percentage are approximately 89.17% and 7.07%, respectively. The "Pool 2 Bankruptcy Loss Amount," the "Pool 2 Fraud Loss Amount" and the "Pool 2 Special Hazard Loss Amount" as of the initial issuance of the Certificates are 0.09% ($100,000), 1.00% ($1,105,640) and 1.80% ($1,988,530), respectively, of the aggregate Scheduled Principal Balances of the Pool 2 Mortgage Loans as of the Cut-off Date.


Description of the Mortgage Pools and the Mortgaged Properties


Pool 1

Pool 1 consists primarily of fixed-rate, fully-amortizing conventional Mortgage Loans (the "Pool 1 Mortgage Loans") evidenced by Mortgage Notes which have original maturities of 20 to 30 years and an aggregate outstanding Scheduled Principal Balance as of the Cut-off Date, after deducting payments of principal due on or before such date and prepayments of principal received before such date, of $325,387,265.21.


The interest rates (the "Mortgage Rates") borne by the 1121 Pool 1 Mortgage Loans conveyed by GECMSI range from 6.6250% to 9.5000% and the weighted average Mortgage Rate as of the Cut-off Date is 8.4765% per annum (all weighted averages in this filing are weighted by aggregate outstanding Scheduled Principal Balance of all Pool 1 Mortgage Loans as of the Cut-off Date). At origination, the principal balances of the Pool 1 Mortgage Loans ranged from $115,680.00 to $650,000.00 and, as of the Cut-off Date, the average outstanding Scheduled Principal Balance of the Pool 1 Mortgage Loans is $290,265.17 after application of principal payments due on or before the Cut-off Date and prepayments of principal received before such date. The earliest origination date of any Pool 1 Mortgage Loan is April 1992, and the latest scheduled maturity date of any such Mortgage Loan is September 2026. The weighted average Loan-to-Original Value ratio of the Pool 1 Mortgage Loans is 79.9986%.

The Pool 1 Mortgage Loans have the following characteristics as of the Cut-off Date.

(a) The following table sets forth information, as of the Cut-off
    Date, with respect to the Mortgage Rates borne by the Pool 1
    Mortgage Loans :

------------ -------------- ------------------ --------------------------------
MORTGAGE        # OF LOANS  AGGREGATE BALANCES   % OF POOL BY AGGREGATE BALANCE
  RATES                     AS OF CUT-OFF DATE
------------ -------------- ------------------ --------------------------------

 6.6250%             1           $307,650.17                    0.0945%
 7.0000%             2           $616,740.97                    0.1895%
 7.1250%             1           $271,969.07                    0.0836%
 7.2500%             4         $1,073,684.32                    0.3300%
 7.3750%             2           $531,953.71                    0.1635%
 7.5000%             5         $1,215,169.63                    0.3735%
 7.6250%             9         $2,851,136.56                    0.8762%
 7.7500%            35        $10,313,194.25                    3.1695%
 7.8750%            33         $9,884,338.63                    3.0377%
 8.0000%            83        $25,260,771.35                    7.7633%
 8.1250%            60        $17,743,622.46                    5.4531%
 8.2500%           105        $32,272,290.73                    9.9181%
 8.3750%           113        $34,283,536.33                   10.5362%
 8.5000%           175        $49,458,872.04                   15.2000%
 8.6250%           135        $38,727,228.81                   11.9019%
 8.7500%           137        $39,474,418.40                   12.1316%
 8.8750%            97        $27,275,577.20                    8.3825%
 9.0000%            59        $16,647,689.27                    5.1163%
 9.1250%            33         $8,685,376.56                    2.6692%
 9.2500%            22         $5,755,578.49                    1.7688%
 9.3750%             9         $2,470,347.22                    0.7592%
 9.5000%             1           $266,119.04                    0.0818%
------------ -------------- ------------------ --------------------------------

  Total           1121       $325,387,265.21                  100.0000%

------------ -------------- ------------------ --------------------------------

b) The following table sets forth information, as of the Cut-off
   Date, with respect to the original principal balances of the Pool 1 Mortgage Loans :

----------------------- --------- ----------------------- ----------------
     ORIGINAL          # OF LOANS  AGGREGATE BALANCES     % OF POOL BY
     BALANCES                         AS OF CUT-OFF DATE   AGGREGATE BAL.
----------------------- --------- ----------------------- ----------------

     $ 0  -  207,000       1           $115,613.44           0.0355%
$207,001  -  250,000     420        $97,313,609.23          29.9070%
$250,001  -  300,000     360        $98,323,964.92          30.2175%
$300,001  -  350,000     170        $55,030,520.95          16.9123%
$350,001  -  400,000      69        $25,880,844.53           7.9539%
$400,001  -  450,000      48        $20,462,522.55           6.2887%
$450,001  -  600,000      43        $21,854,984.61           6.7166%
$600,001  -  650,000      10         $6,405,204.98           1.9685%
$650,001  - 1,000,000+     0                 $0.00           0.0000%
---------------------- ---------- ----------------------- ----------------


       Total            1121       $325,387,265.21         100.0000%

----------------------- --------- ----------------------- ----------------

The largest outstanding Pool 1 Mortgage Loan Scheduled Principal
Balance, as of the Cut-off Date, is $650,000.00.

The smallest outstanding Pool 1 Mortgage Loan Scheduled Principal
Balance, as of the Cut-off Date, is $115,613.44.

c) The following table sets forth information, as of the Cut-off
   Date, with respect to the years of origination of the Pool 1
   Mortgage Loans :

------------------- ---------- ------------------ -------------------
YEAR OF ORIGINATION # OF LOANS AGGREGATE BALANCES  % OF POOL BY
                               AS OF CUT-OFF DATE  AGGREGATE BALANCE
------------------- ---------- ------------------ -------------------

       1992              2         $600,459.60       0.1845%
       1994              1         $236,114.08       0.0726%
       1995             16       $4,490,152.13       1.3799%
       1996           1102     $320,060,539.40      98.3630%
------------------- ---------- ------------------ -------------------

       Total          1121     $325,387,265.21     100.0000%
------------------- ---------- ------------------ -------------------

d) The following table sets forth information, as of the Cut-off
   Date, with respect to the Original Loan-to-Value ratios of the Pool 1 Mortgage Loans at origination :

--------------------- ---------- -------------------- ------------------------
   LOAN-TO-VALUE
RATIO AT ORIGINATION  # OF LOANS AGGREGATE BALANCES          % OF POOL BY
                                 AS OF CUT-OFF DATE       AGGREGATE BALANCE
--------------------- ---------- -------------------- ------------------------

   00.000  -   50.00       17         $5,893,123.86               1.8111%
   50.001  -   60.00       32        $10,727,824.17               3.2969%
   60.001  -   70.00       96        $31,481,234.06               9.6750%
   70.001  -   75.00      111        $33,818,304.45              10.3932%
   75.001  -   80.00      453       $136,660,129.02              41.9993%
   80.001  -   85.00       27         $7,310,839.40               2.2468%
   85.001  -   90.00      211        $56,937,679.26              17.4985%
   90.001  -   95.00      174        $42,558,130.99              13.0792%
   95.001  -  100.00        0                 $0.00               0.0000%
--------------------- ---------- -------------------- ------------------------


       Total             1121       $325,387,265.21             100.0000%
--------------------- ---------- -------------------- ------------------------

e) The following table sets forth information, as of the Cut-off
   Date, with respect to the Mortgaged Properties securing the Pool 1 Mortgage Loans:

----------------------- ---------- ------------------- -------------------
  TYPE OF DWELLING      # OF LOANS AGGREGATE BALANCES     % OF POOL BY
                                   AS OF CUT-OFF DATE  AGGREGATE BALANCE
----------------------- ---------- ------------------- -------------------

Single-family detached    1058       $307,692,626.11        94.5620%
Single-family attached      30         $8,138,228.31         2.5011%
Condominium                 24         $6,675,658.80         2.0516%
2 - 4 Family Units           9         $2,880,751.99         0.8853%
----------------------- ---------- ------------------- -------------------


             Total        1121       $325,387,265.21       100.0000%
----------------------- ---------- ------------------- -------------------

f) The following table sets forth information, as of the Cut-off
   Date, with respect to the occupancy status of the Mortgaged
   Properties securing the Pool 1 Mortgage Loans as represented by mortgagors at origination:

--------------- ----------- ------------------- ------------------
                # OF LOANS  AGGREGATE BALANCES     % OF POOL BY
 OCCUPANCY                  AS OF CUT-OFF DATE  AGGREGATE BALANCE
--------------- ----------- ------------------- ------------------

Owner Occupied    1098        $318,064,426.33          97.7495%
Vacation            20          $6,713,325.44           2.0632%
Investment           3            $609,513.44           0.1873%
--------------- ----------- ------------------- ------------------

     Total        1121        $325,387,265.21         100.0000%
--------------- ----------- ------------------- ------------------

g) The following table sets forth information, as of the Cut-off
   Date, with respect to the geographic distribution of the Mortgaged Properties securing the Pool 1 Mortgage Loans:

------------------ -------------- ------------------- -------------------
    STATE             # OF LOANS  AGGREGATE BALANCES    % OF POOL BY
                                  AS OF CUT-OFF DATE  AGGREGATE BALANCE
------------------ -------------- ------------------- -------------------
Alaska                    1            $399,229.52           0.1227%
Alabama                   4          $1,457,746.11           0.4480%
Arkansas                  2            $874,260.62           0.2687%
Arizona                  31          $9,032,586.65           2.7759%
California              349        $104,353,399.97          32.0706%
Colorado                 43         $12,813,335.03           3.9379%
Connecticut              12          $3,967,460.18           1.2193%
Dist of Columbia          3          $1,235,306.54           0.3796%
Delaware                  1            $263,226.72           0.0809%
Florida                  32          $9,205,441.68           2.8291%
Georgia                  28          $8,251,450.98           2.5359%
Hawaii                    4          $1,522,189.12           0.4678%
Idaho                     2            $514,404.94           0.1581%
Illinois                 35         $10,698,259.22           3.2879%
Indiana                   7          $2,452,135.85           0.7536%
Kansas                    1            $324,584.09           0.0998%
Kentucky                  4          $1,297,424.93           0.3987%
Louisiana                 4          $1,528,993.90           0.4699%
Massachusetts            32          $9,263,157.50           2.8468%
Maryland                 64         $17,763,887.01           5.4593%
Michigan                  5          $1,121,684.94           0.3447%
Minnesota                 8          $2,208,137.95           0.6786%
Missouri                  5          $1,500,164.98           0.4610%
Mississippi               1            $249,848.55           0.0768%
Nebraska                  1            $251,693.60           0.0774%
New Hampshire             2            $574,808.70           0.1767%
New Jersey               47         $13,171,295.49           4.0479%
New Mexico               12          $3,328,817.30           1.0230%
Nevada                   23          $6,785,448.02           2.0853%
New York                 53         $15,441,560.46           4.7456%
North Carolina           21          $5,339,664.75           1.6410%
Ohio                     15          $4,070,650.08           1.2510%
Oklahoma                  2            $578,836.46           0.1779%
Oregon                   15          $4,019,542.10           1.2353%
Pennsylvania             38         $10,860,029.15           3.3376%
Rhode Island              2            $602,594.87           0.1852%
South Carolina            1            $229,168.07           0.0704%
Tennessee                 9          $2,238,408.51           0.6879%
Texas                    66         $17,522,713.04           5.3852%
Utah                      5          $1,815,182.97           0.5579%
Virginia                 93         $25,535,755.95           7.8478%
Vermont                   1            $324,792.76           0.0998%
Washington               35          $9,882,118.26           3.0370%
Wisconsin                 2            $515,867.69           0.1585%
------------------ ---------  ------------------------ -----------------
             Total     1121        $325,387,265.21         100.0000%
------------------ ---------  ------------------------ -----------------

h) The following table sets forth information, as of the Cut-off
   Date, with respect to the maturity dates of the Pool 1 Mortgage
   Loans:

----------------- ------------ ------------------- ------------------
YEAR OF MATURITY   # OF LOANS  AGGREGATE BALANCES     % OF POOL BY
                               AS OF CUT-OFF DATE  AGGREGATE BALANCE
----------------- ------------ ------------------- ------------------

      2016               5         $1,367,173.54           0.4202%
      2018               1           $322,233.59           0.0990%
      2021               2           $571,527.68           0.1756%
      2023       +       1           $346,815.28           0.1066%
      2025              10         $3,076,306.75           0.9454%
      2026            1102       $319,703,208.37          98.2532%
-----------------  ------------ ------------------- ------------------


      Total           1121       $325,387,265.21         100.0000%
----------------- ------------ ------------------- ------------------

The weighted average scheduled remaining term to maturity of the Pool 1 Mortgage Loans calculated as of the Cut-off Date is 358 months.

i) The following table sets forth information, as of the Cut-off
   Date, with respect to the purpose of the Pool 1 Mortgage Loans:

--------------------- -------------- -------------------- ------------------
                      # OF LOANS     AGGREGATE BALANCES     % OF POOL BY
 PURPOSE OF LOAN                     AS OF CUT-OFF DATE   AGGREGATE BALANCE
--------------------- -------------- -------------------- ------------------

Purchase                    948           $271,519,923.93         83.4452%
Rate Term/Refinance         144            $44,054,342.64         13.5390%
Cash-out Refinance           29             $9,812,998.64          3.0158%
--------------------- -------------- -------------------- ------------------


        Total              1121           $325,387,265.21        100.0000%
--------------------- -------------- -------------------- ------------------

Pool 2

Pool 2 consists primarily of fixed-rate, fully-amortizing conventional Mortgage Loans (the "Pool 2 Mortgage Loans") evidenced by Mortgage Notes which have original maturities of 10 to 15 years and an aggregate outstanding Scheduled Principal Balance as of the Cut-off Date, after deducting payments of principal due on or before such date and prepayments of principal received before such date, of $110,564,010.81.

The interest rates (the "Mortgage Rates") borne by the 357 Pool 2 Mortgage Loans conveyed by GECMSI range from 6.1250% to 9.0000% and the weighted average Mortgage Rate as of the Cut-off Date is 8.1264% per annum (all weighted averages in this filing are weighted by aggregate outstanding Scheduled Principal Balance of all Pool 2 Mortgage Loans as of the Cut-off Date). At origination, the principal balances of the Pool 2 Mortgage Loans ranged from $64,950.00 to $1,000,000.00 and, as of the Cut-off Date, the average outstanding Scheduled Principal Balance of the Pool 2 Mortgage Loans is $309,703.11 after application of principal payments due on or before the Cut-off Date and prepayments of principal received before such date. The earliest origination date of any Pool 2 Mortgage Loan is November 1993, and the latest scheduled maturity date of any such Mortgage Loan is September 2011. The weighted average Loan-to-Original Value ratio of the Pool 2 Mortgage Loans is 71.4001%.

The Pool 2 Mortgage Loans have the following characteristics as of the Cut-off Date.

a) The following table sets forth information, as of the Cut-off
   Date, with respect to the Mortgage Rates borne by the Pool 2
   Mortgage Loans:

--------- ---------- ------------------- ------------------------------------
MORTGAGE  # OF LOANS  AGGREGATE BALANCES   % OF POOL BY AGGREGATE BALANCE
  RATES               AS OF CUT-OFF DATE
--------- ---------- ------------------- ------------------------------------
 6.1250%       1            $64,729.03                    0.0585%
 6.5000%       1           $237,568.50                    0.2149%
 6.8750%       2           $500,601.56                    0.4528%
 7.0000%       2           $662,210.50                    0.5989%
 7.1250%       2           $579,588.25                    0.5242%
 7.2500%       5         $1,600,527.65                    1.4476%
 7.3750%       5         $1,682,392.13                    1.5216%
 7.5000%      24         $7,211,026.91                    6.5220%
 7.6250%      12         $3,622,581.29                    3.2765%
 7.7500%      19         $5,547,204.47                    5.0172%
 7.8750%      36        $11,329,048.96                   10.2466%
 8.0000%      33        $10,023,095.66                    9.0654%
 8.1250%      33        $10,071,727.82                    9.1094%
 8.2500%      61        $19,285,432.55                   17.4429%
 8.3750%      41        $12,579,872.89                   11.3779%
 8.5000%      37        $12,060,530.11                   10.9082%
 8.6250%      22         $7,551,977.83                    6.8304%
 8.7500%      18         $4,857,498.59                    4.3934%
 8.8750%       2           $665,195.90                    0.6016%
 9.0000%       1           $431,200.21                    0.3900%
--------- ---------- ------------------- ------------------------------------

  Total      357       $110,564,010.81                  100.0000%

--------- ---------- ------------------- ------------------------------------

b) The following table sets forth information, as of the Cut-off
   Date, with respect to the original principal balances of the Pool 2 Mortgage Loans:

---------------------- ------------- ------------------- ----------------
     ORIGINAL            # OF LOANS  AGGREGATE BALANCES  % OF POOL BY
     BALANCES                        AS OF CUT-OFF DATE   AGGREGATE BAL.
---------------------- ------------- ------------------- ----------------

     $ 0  -  207,000           8         $1,184,504.24        1.0713%
$207,001  -  250,000          96        $22,160,182.21        20.0429%
$250,001  -  300,000         114        $31,186,360.70        28.2066%
$300,001  -  350,000          64        $20,335,607.13        18.3926%
$350,001  -  400,000          31        $11,769,134.71        10.6446%
$400,001  -  450,000          16         $6,757,798.25         6.1121%
$450,001  -  600,000          18         $9,462,083.83         8.5580%
$600,001  -  650,000           5         $3,186,974.57         2.8825%
$650,001  - 1,000,000+         5         $4,521,365.17         4.0894%
---------------------- ------------- ------------------- ----------------


       Total                 357       $110,564,010.81       100.0000%
---------------------- ------------- ------------------- ----------------

The largest outstanding Pool 2 Mortgage Loan Scheduled Principal
Balance, as of the Cut-off Date, is $994,264.67.

The smallest outstanding Pool 2 Mortgage Loan Scheduled Principal
Balance, as of the Cut-off Date, is $64,729.03.

c) The following table sets forth information, as of the Cut-off
   Date, with respect to the years of origination of the Pool 2
   Mortgage Loans:

-------------------- ----------- -------------------- ------------------
YEAR OF ORIGINATION  # OF LOANS   AGGREGATE BALANCES   % OF POOL BY
                                  AS OF CUT-OFF DATE   AGGREGATE BALANCE
-------------------- ----------- -------------------- ------------------

       1993               1           $237,568.50        0.2149%
       1994               1           $265,935.10        0.2405%
       1995              12         $3,630,785.52        3.2839%
       1996             343       $106,429,721.69       96.2607%
-------------------- ----------- -------------------- --------------------

       Total            357       $110,564,010.81      100.0000%
-------------------- ----------- -------------------- --------------------

d) The following table sets forth information, as of the Cut-off
   Date, with respect to the Original Loan-to-Value ratios of the Pool 2 Mortgage Loans at origination:

--------------------- ----------- -------------------- --------------------
   LOAN-TO-VALUE
RATIO AT ORIGINATION  # OF LOANS  AGGREGATE BALANCES      % OF POOL BY
                                  AS OF CUT-OFF DATE   AGGREGATE BALANCE
--------------------- ----------- -------------------- --------------------

   00.000  -   50.00       34         $10,028,049.91           9.0699%
   50.001  -   60.00       40         $13,700,486.00          12.3915%
   60.001  -   70.00       57         $19,279,897.75          17.4378%
   70.001  -   75.00       49         $16,126,802.21          14.5859%
   75.001  -   80.00      132         $38,983,142.91          35.2583%
   80.001  -   85.00        2            $761,305.57           0.6886%
   85.001  -   90.00       35          $9,740,223.48           8.8096%
   90.001  -   95.00        8          $1,944,102.98           1.7584%
   95.001  -  100.00        0                  $0.00           0.0000%
--------------------- ----------- -------------------- --------------------


       Total              357        $110,564,010.81         100.0000%
--------------------- ----------- -------------------- --------------------

e) The following table sets forth information, as of the Cut-off
   Date, with respect to the Mortgaged Properties securing the Pool 2 Mortgage Loans:

---------------------- ------------ ------------------- -------------------
  TYPE OF DWELLING     # OF LOANS   AGGREGATE BALANCES      % OF POOL BY
                                    AS OF CUT-OFF DATE   AGGREGATE BALANCE
---------------------- ------------ ------------------- -------------------

Single-family detached     329         $102,424,230.35         92.6379%
Single-family attached       9           $2,717,010.74          2.4574%
Condominium                 16           $4,614,373.08          4.1735%
2 - 4 Family Units           3             $808,396.64          0.7312%
---------------------- ------------ ------------------- -------------------


         Total             357         $110,564,010.81        100.0000%
---------------------- ------------ ------------------- -------------------

f) The following table sets forth information, as of the Cut-off
   Date, with respect to the occupancy status of the Mortgaged
   Properties securing the Pool 2 Mortgage Loans as represented by mortgagors at origination:

---------------  ---------------- -------------------  -------------------
                  # OF LOANS      AGGREGATE BALANCES     % OF POOL BY
 OCCUPANCY                        AS OF CUT-OFF DATE   AGGREGATE BALANCE
---------------- ---------------- -------------------  -------------------

Owner Occupied        330            $102,382,873.85          92.6005%
Vacation               25              $7,628,789.60           6.8999%
Investment              2                $552,347.36           0.4996%
---------------- ---------------- -------------------- -------------------


 Total                357            $110,564,010.81         100.0000%
---------------- ---------------- -------------------- -------------------

g) The following table sets forth information, as of the Cut-off
   Date, with respect to the geographic distribution of the Mortgaged Properties securing the Pool 2 Mortgage Loans:

--------------      ------------- -------------------- ------------------
    STATE             # OF LOANS  AGGREGATE BALANCES    % OF POOL BY
                                   AS OF CUT-OFF DATE  AGGREGATE BALANCE
--------------      ------------- -------------------- ------------------
Alaska                       1            $453,710.50           0.4104%
Alabama                      2            $614,942.03           0.5562%
Arkansas                     2            $671,090.30           0.6070%
Arizona                      6          $2,036,317.37           1.8418%
California                  79         $25,773,179.44          23.3105%
Colorado                    10          $3,275,776.73           2.9628%
Connecticut                 13          $4,190,959.34           3.7905%
Florida                     25          $7,140,951.54           6.4587%
Georgia                     11          $3,773,529.88           3.4130%
Hawaii                       2            $696,590.78           0.6300%
Idaho                        2            $404,580.81           0.3659%
Illinois                    12          $3,601,172.57           3.2571%
Indiana                      3            $710,412.23           0.6425%
Louisiana                    2            $484,771.46           0.4385%
Massachusetts               10          $3,157,260.23           2.8556%
Maryland                     7          $2,006,382.69           1.8147%
Michigan                     5          $1,271,355.33           1.1499%
Minnesota                    3            $812,207.54           0.7346%
Missouri                     4          $1,066,047.32           0.9642%
North Carolina               8          $2,243,664.21           2.0293%
Nebraska                     1            $251,287.74           0.2273%
New Jersey                  19          $5,338,059.01           4.8280%
New Mexico                   5          $1,855,552.95           1.6783%
Nevada                       3          $1,022,465.40           0.9248%
New York                    23          $5,978,979.91           5.4077%
Ohio                         2            $515,085.78           0.4659%
Oklahoma                     5          $1,560,840.12           1.4117%
Oregon                       5          $1,432,006.30           1.2952%
Pennsylvania                11          $3,134,574.53           2.8351%
Rhode Island                 1            $236,619.85           0.2140%
South Carolina               3          $1,044,503.59           0.9447%
Tennessee                    2            $490,452.31           0.4436%
Texas                       41         $12,098,631.54          10.9425%
Utah                         6          $2,470,457.28           2.2344%
Virginia                    16          $6,235,337.33           5.6396%
Washington                   6          $2,148,149.75           1.9429%
Wisconsin                    1            $366,105.12           0.3311%
-------------------- ------------- -------------------- ------------------
        Total              357        $110,564,010.81         100.0000%
-------------------- ------------- -------------------- ------------------

h) The following table sets forth information, as of the Cut-off
   Date, with respect to the maturity dates of the Pool 2 Mortgage
   Loans:

----------------- ----------- -------------------- ------------------
YEAR OF MATURITY  # OF LOANS  AGGREGATE BALANCES      % OF POOL BY
                              AS OF CUT-OFF DATE   AGGREGATE BALANCE
----------------- ----------- -------------------- ------------------

      2005              1           $237,568.50            0.2149%
      2006              4         $1,060,554.28            0.9592%
      2009              1           $265,935.10            0.2405%
      2010              6         $1,793,947.65            1.6225%
      2011            345       $107,206,005.28           96.9629%
----------------- ----------- -------------------- ------------------


      Total           357       $110,564,010.81          100.0000%
----------------- ----------- -------------------- ------------------

The weighted average scheduled remaining term to maturity of the Pool 2 Mortgage Loans calculated as of the Cut-off Date is 177 months.

i) The following table sets forth information, as of the Cut-off
   Date, with respect to the purpose of the Pool 2 Mortgage Loans:

------------------- ----------- -------------------- ------------------
                    # OF LOANS   AGGREGATE BALANCES    % OF POOL BY
 PURPOSE OF LOAN                 AS OF CUT-OFF DATE  AGGREGATE BALANCE
------------------- ----------- -------------------- ------------------

Purchase                226          $70,593,821.69        63.8488%
Rate Term/Refinance     110          $34,043,762.47        30.7910%
Cash-out Refinance       21           $5,926,426.65         5.3602%
------------------- ----------- -------------------- ------------------


      Total             357         $110,564,010.81       100.0000%
------------------- ----------- -------------------- ------------------

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

1.1 The Underwriting Agreement dated as of April 24, 1995 and the related Terms Agreement dated as of September 19, 1996 for the Series 1996-14 Certificates between GE Capital Mortgage Services, Inc. and PaineWebber Incorporated.

4.1 The Pooling and Servicing Agreement for the Series 1996-14
    Certificates dated as of September 1, 1996 between GE Capital
    Mortgage Services, Inc., as seller and servicer, and State Street Bank and Trust Company, as trustee.

                            SIGNATURES





                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       GE Capital Mortgage Services, Inc.



                                       By:       /s/ Syed W. Ali
                                       Name:    Syed W. Ali
                                       Title:   Vice President







Dated as of September 27, 1996

                            SIGNATURES





                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       GE Capital Mortgage Services, Inc.



                                       By:      ___________________
                                       Name:    Syed W. Ali
                                       Title:   Vice President







Dated as of September 27, 1996

                          EXHIBIT INDEX




The exhibits are being filed herewith:


------------ -------------------------- ---------------
 EXHIBIT NO.    DESCRIPTION                    PAGE
------------ -------------------------- ---------------

     1.1     The Underwriting Agreement
             dated as of April 24, 1995
             and the related Terms
             Agreement dated as of
             September 19, 1996
             between GE Capital
             Mortgage Services,
             Inc. and PaineWebber
             Incorporated.

             The Pooling and
             Servicing Agreement
             for the Series for
             the Series 1996-14
             Certificates dated as
             of September 1, 1996
             between GE Capital
             Mortgage Services,
             Inc., as seller and
             servicer, and State
             Street Bank and Trust
             Company, as trustee.
     4.1
------------ --------------------------- --------------